Filed Pursuant to Rule 497(d)

INVESCO UNIT TRUSTS, SERIES 2226

All Cap Core Strategy Portfolio 2022-3

Mid Cap Core Strategy Portfolio 2022-3

Supplement to the Prospectus

Effective September 8, 2022, II-VI Incorporated (ticker: IIVI) has changed its name to Coherent Corp. (ticker: COHR). As a result, effective immediately, all references to II-VI Incorporated in the Portfolio’s prospectus are replaced with Coherent Corp.

Supplement Dated: September 8, 2022